UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2023 – June 30, 2023

Item 1. Reports to Stockholders.

(a)

ASG
LISTED
NYSE
ALL-STAR®
FUNDS

Liberty All-Star® Growth Fund

Semi-Annual Report | June 30, 2023

Contents

1	President’s Letter
5	Table of Distributions, Rights Offerings and Distribution Policy
6	Stock Changes in the Quarter
7	Top 20 Holdings and Economic Sectors
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
12	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
34	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small-, mid- and large-cap growth stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2023

In April, upbeat earnings reports from tech giants Alphabet, Amazon, Meta Platforms and Microsoft were fueled by surging interest in artificial intelligence (AI). Then, just before Memorial Day, NVIDIA, a key AI player, supercharged the rally with strong earnings and a forecast that exceeded expectations. With AI as the new catalyst, a small group of mega-cap stocks led the S&P 500® Index and the NASDAQ Composite Index, both of which posted strong gains in the first quarter, to continued leadership of the market in the second quarter.

The chief beneficiary of the AI rally, the NASDAQ Composite Index, ended the second quarter with a return of 13.05 percent and a first half return of 32.32 percent—its best first half in 40 years. The S&P 500® Index returned 8.74 percent for the quarter and 16.89 percent for the first half. The Dow Jones Industrial Average (DJIA) was the laggard; the index was void of many of the market leaders and returned 3.97 percent for the quarter and 4.94 percent for the first half.

Returns through the half were at odds with factors that would generally weigh on equity markets. Early in the second quarter, the Department of Labor reported that first quarter GDP slowed more than expected—falling to 1.1 percent from 2.6 percent in 4Q22 (the 1.1 percent reading was revised to 2.0 percent later in the quarter). Meanwhile, interest rates continued to rise. In May, the Federal Reserve increased the fed funds rate by a quarter-point; the move took the rate to a range of 5.00 to 5.25 percent and was the Fed’s 10th consecutive rate increase. While data indicated that inflation was moderating, the deceleration was not fast or sufficient enough to please the Federal Reserve. Midway through the quarter, for example, data showed the personal consumption expenditures (PCE) price index, the Fed’s preferred inflation gauge, rose a faster-than-expected 0.4 percent in April. From a year ago, the measure climbed 4.4 percent compared with 4.2 percent in March. Excluding food and energy, the core PCE index increased 0.4 percent from the prior month and 4.7 percent from April 2022.

In June, the Fed paused its interest rate increases, which was widely anticipated in the equity markets. At the same time, however, the Fed left the door open to future increases, observing that decisions would be driven by fresh data as it is received. As the third quarter began, a growing consensus favored the Fed resuming rate increases at its meeting in late July.

As it has been for months, the U.S. labor market was a double-edged sword: a positive for the economy in that unemployment remained low and job creation high, while that low unemployment along with a steady advance in wages was seen as a negative in the inflation fight (in the eyes of the Federal Reserve). Conflicting signals in May, when payrolls surged along with joblessness, serve as an example. Nonfarm payrolls increased 339,000 in that month versus a median estimate of 195,000; at the same time the unemployment rate increased 0.3 percent to 3.7 percent.

First quarter earnings reports for S&P 500® companies generally exceeded analysts’ expectations in both their size and breadth (first quarter earnings being reported during the second quarter). JPMorgan Chase agreed to acquire First Republic Bank in a government-led deal, putting to rest one of the biggest troubled banks remaining after turmoil engulfed the banking industry in March. On June 1, the U.S. Senate approved a bill that would allow the government to avoid a potentially disastrous default on its debt after an acrimonious battle in the House of Representatives.

Semi-Annual Report (Unaudited) | June 30, 2023	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

President Biden signed the bill, granting final approval. On June 8, the stock market officially entered a bull market, as the S&P 500® gained 20 percent since its October 2022 low. Surveys of consumer confidence were generally positive, e.g., late in the half the Conference Board reported that its June survey rose to the highest level since early 2022. And AI—with its promises and perils—was headline news. Some likened it to the dot.com bubble a quarter century ago. This time, however, it wasn’t start-up and IPO valuations soaring, but the shares of some of the largest enterprises in the world.

Liberty All-Star® Growth Fund

For Liberty All-Star Growth Fund, the “allocation effect” served as a drag on relative performance in what otherwise were a reasonable second quarter and first half. The Fund’s lower allocation to a narrow band of mega-cap technology stocks that produced exceptionally strong returns negatively impacted relative returns.

For the second quarter the Fund returned 6.29 percent when shares are valued at net asset value (NAV) with dividends reinvested and 4.69 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both returns lagged the 9.86 percent return of the Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, as well as the Russell Growth Benchmark, which returned 9.21 percent. Fund returns trailed the S&P 500® and the NASDAQ Composite but topped that of the DJIA.

For the first half the Fund returned 13.25 percent when shares are valued at NAV with dividends reinvested and 14.43 percent when shares are valued at market price with dividends reinvested. First half returns lagged both the 22.60 percent return of the Lipper average and the 20.56 percent return of the Russell benchmark. Similar to the quarter, returns for the half trailed the S&P 500® and the NASDAQ Composite but were ahead of the DJIA.

In terms of performance attribution, as noted, size was the overriding factor. This can be measured in several ways, but two points illustrate this: First, the Fund had an underweight to the largest capitalization stocks in the Russell Growth Benchmark (as well as those in the S&P 500® and NASDAQ Composite). As previously noted, it was these mega-cap stocks that produced the best returns in the quarter and the half. Second, the weighted average market capitalization of stocks in the Russell Growth Benchmark (at quarter’s end) was far larger—$416 billion versus $151 billion for the Fund.

During the second quarter, Fund shares traded at a discount to their underlying NAV ranging from -2.8 percent to -6.3 percent, little changed from the first quarter discount of -2.8 percent to -5.8 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.11 to shareholders during the second quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $16.72 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

The Fund is a diversified growth portfolio with exposure to small-, mid- and large-capitalization stocks. While it may be tempting to chase the returns of a handful of mega-cap stocks in the current environment, the Fund will maintain its discipline of diversification, including across capitalizations. While the environment that existed in the equity market through the first half produced strong returns for most capitalization-weighted benchmarks, investors should not overlook the fact that there were also periods of heightened volatility and risk still exists. In that light, we will keep our focus on the long term and on the Fund’s multi-management discipline, which has proven effective through the history of the Fund.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2023 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2023	3

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2023)
Net Asset Value (NAV)	$5.68
Market Price	$5.41
Discount	-4.8%

	Quarter	Year-to-Date
Distributions*	$0.11	$0.22
Market Price Trading Range	$4.91 to $5.47	$4.90 to $5.62
Discount Range	-2.8% to -6.3%	-2.8% to -6.3%

Performance (Periods ended June 30, 2023)
Shares Valued at NAV with Dividends Reinvested	6.29%	13.25%
Shares Valued at Market Price with Dividends Reinvested	4.69%	14.43%
Dow Jones Industrial Average	3.97%	4.94%
Lipper Multi-Cap Growth Mutual Fund Average	9.86%	22.60%
NASDAQ Composite Index	13.05%	32.32%
Russell Growth Benchmark	9.21%	20.56%
S&P 500® Index	8.74%	16.89%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2023.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed -end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions Rights Offerings and Distribution Policy

(Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023
1st Quarter	0.11
2nd Quarter	0.11
Total	$16.72

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2023	5

Liberty All-Star® Growth Fund	Stock Changes in the Quarter

(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2023.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/23
Purchases
Bruker Corp.	35,000	35,000
FactSet Research Systems, Inc.	7,000	7,000
Hologic, Inc.	32,500	32,500
NVIDIA Corp.	5,610	5,610

Sales
Masco Corp.	(55,000)	0
Neurocrine Biosciences, Inc.	(22,500)	0
Trimble, Inc.	(50,000)	0

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

June 30, 2023 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
SPS Commerce, Inc.	2.79%
Amazon.com, Inc.	1.97
Microsoft Corp.	1.91
Visa, Inc.	1.82
Progyny, Inc.	1.77
FirstService Corp.	1.76
Casella Waste Systems, Inc.	1.66
Glaukos Corp.	1.63
Deckers Outdoor Corp.	1.60
SiteOne Landscape Supply, Inc.	1.53
Flywire Corp.	1.50
S&P Global, Inc.	1.48
Aon PLC	1.45
Workday, Inc.	1.44
Novanta, Inc.	1.38
Ecolab, Inc.	1.30
UnitedHealth Group, Inc.	1.28
Yum! Brands, Inc.	1.25
Equinix, Inc.	1.22
Danaher Corp.	1.21
31.95%

Economic Sectors*	Percent of Net Assets
Information Technology	22.12%
Health Care	21.00
Consumer Discretionary	14.02
Financials	12.72
Industrials	12.65
Materials	3.91
Real Estate	3.75
Communication Services	2.98
Consumer Staples	2.45
Energy	1.78
Other Net Assets	2.62
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2023	7

Liberty All-Star® Growth Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 34 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2023 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small		Large
	Smallcap	Midcap	Largecap				Total
	Index	Index	Index	Weatherbie	Congress	Sustainable	Fund
Number of Holdings	1,089	334	444	50	42	30	121*
Percent of Holdings in Top 10	6%	13%	51%	53%	30%	44%	19%
Weighted Average Market Capitalization (billions)	$3.4	$25.4	$1,055.0	$4.1	$16.6	$406.2	$150.5
Average Five-Year Earnings Per Share Growth	18%	16%	20%	21%	22%	17%	20%
Average Five-Year Sales Per Share Growth	10%	15%	16%	9%	13%	14%	12%
Price/Earnings Ratio**	21x	29x	36x	57x	25x	38x	34x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

H. George Dai, Ph.D. Chief Investment Officer and Senior Portfolio Manager Weatherbie Capital, LLC

WHILE INFLATION AND INTEREST RATES DOMINATED THE HEADLINES, WEATHERBIE CALLED ON DEEP RESEARCH AND EXPERIENCE TO FIND PROMISING SMALL-CAP STOCKS

Weatherbie Capital is the Fund’s small-cap growth manager. The firm focuses on high quality companies that demonstrate superior earnings growth prospects yet are reasonably priced relative to their intrinsic value. Weatherbie seeks to provide superior returns relative to small capitalization growth indices over a full market cycle. We recently had the opportunity to speak with the firm’s Chief Investment Officer, H. George Dai. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

Weatherbie selects stocks from the ground up but perhaps you could give shareholders a brief macro tutorial: Historically, small cap stocks have shown a tendency to outperform on a relative basis in periods of rising interest rates, such as we have experienced so far in 2023 as well as in 2022. But history isn’t infallible … this year, small-cap indices have trailed large-cap benchmarks. What is your experience and insight regarding small-cap stock performance in periods of high inflation and rising interest rates?

First, we would point out that there have been no changes at Weatherbie--our growth strategy is managed by the same people and process, and we are not changing our playbook in any way. The team has historically taken a longer investment horizon than the market; we look for companies that we think will do well over the next three to five years, while the market has recently been much more short-term focused, leading to uncertainty and volatility. We look to invest in companies that exhibit quality and growth and that have strong profitability, positive free cash flow and earnings.

While this year and last our smaller-cap growth portfolio has underperformed large-cap benchmarks, the majority of our 50 holdings remain fundamentally strong, profitable companies. We believe the equity markets continue to be driven by duration—short-duration versus long-duration equity with short duration currently leading the way. Long-duration equities are stocks that have valuations predominantly determined by cash flows further in the future. These companies may have low or even negative margins now. Many of these are smaller-capitalization companies with great long-term prospects and wide addressable markets. Long-duration stocks performed very well in periods of flat to declining interest rates. However, rising inflation expectations and rising interest rates caused this group to underperform across 2022 and in the first half of this year.

Semi-Annual Report (Unaudited) | June 30, 2023	9

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Now we see inflation moderating, the interest rate cycle entering a pause and—as this group has seen significant valuation multiple compression increasing their attractiveness—several of our top positions, particularly those that are more profitable, are performing well.

A follow-on question about this year’s market: Small-cap and mid-cap stocks have lagged in comparison to a few mega-cap stocks that have driven the returns of large-cap benchmarks. Do you recall the market ever being so concentrated? Much of the recent gain has been driven by a rush to AI stocks; are segments of the small-cap universe positioned to participate in the rapidly emerging AI industry?

During the first half of 2023 market breadth has narrowed sharply around mega-tech—as your question points out, much of the recent gain has been driven by a rush to mega-cap AI stocks. We agree that AI broadly is going to be incredibly impactful. Generative AI more specifically will, in our opinion, create meaningful productivity gains for many of our owned companies as software increasingly leverages artificial intelligence and drives higher efficiency throughout the economy. The positive dynamic change that has been seen in just a few mega-cap companies is likely over time to spread across the market cap spectrum with many smaller-cap companies already well positioned to excel, in our view.

“The positive dynamic change [represented by AI] that has been seen in just a few mega-cap companies is likely over time to spread … and many smaller-cap companies are already well positioned to excel.”

As an example, we would point to Upstart Holdings, Inc. (UPST). Upstart Holdings is engaged in providing a cloud-based artificial intelligence lending platform that aggregates consumer demand for loans and leverages this AI-enabled platform to provide its client bank partners with an enhanced ability to evaluate the creditworthiness of a prospective borrower. This capability helps level the playing field for smaller banks and credit unions to provide loans to customers with what we would argue is better speed and accuracy when compared to large money-center banks. Upstart was our top contributing position across 2021; we exited the position when Upstart’s market cap exceeded $15 billion on a sustained basis. However, we recently reestablished a position when the company’s market cap dipped back into our range. We continue to monitor smaller-cap growth companies with an existing AI advantage, like Upstart and others, poised to see the implementation of AI in their businesses.

To your specific focus on quality, growth style stocks that are well positioned in attractive industries, has your experience shown that they are, as a rule, better able to navigate through inflationary and/or rising rate environments?

Smaller-cap growth stocks tend to be driven by disruption, innovation and competitive advantage. Smaller growth companies often debut with a new process, device, application, service or enhancements that rapidly take market share from competitors. Industries or technologies early in their life cycle may be less susceptible to economic volatility because of their potential for market share gains and these types of companies have a secular driver that can propel them forward, even in a challenging macroeconomic environment.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Two examples illustrate this: the significant growth in PCs and smartphones during challenging economic periods. Through the recession of the early 1990s while U.S. GDP declined by 1.5 percent the personal computer industry grew by more than 43 percent. Similarly, during the financial crisis period of 2007 to 2009 U.S. GDP declined by 4.3 percent while the global smartphone subscriber index grew by more than 335 percent. Even when economies languish there are opportunities in industries where innovation can flourish, as we are seeing this year in generative AI.

Our holdings, being leaders in their respective spaces, are more able than their peers to pass through cost increases to their customers. They have pricing power and are better able to navigate through an inflationary/rising rate environment.

One edge that small cap stocks offer: They are often under-researched. What are one or two names in the portion of the Liberty All-Star Growth Fund that you manage that were overlooked by others but were uncovered by rigorous research on your part and went on to meet or exceed expectations?

Weatherbie has over 25 years of experience in finding quality growth companies in unexpected places—such as service-oriented businesses in more mundane industries. These companies are often under-researched by both competitors and Wall Street sell-side research.

One example is Transcat, Inc. (TRNS), a market leader in the U.S. in what some may perceive as a mundane, niche industry: calibration of highly technical instruments. Transcat has spent the last decade transitioning from being primarily a distributor of test and measurement equipment into the leading calibration services provider. Calibration services (CS) encompasses the testing and measuring of equipment used in manufacturing processes to ensure accuracy and confirm equipment capabilities for temperature, pressure, flow and electrical variables. We believe the CS market is ripe for consolidation with Transcat the only player of significance having an active industry consolidation strategy, rapidly widening its sustainable advantage versus the competition.

The largest industry weightings among the small-cap growth benchmarks are often health care and technology. While the Weatherbie team is well-experienced at identifying quality growth stocks like Transcat in services industries, we also look for “hidden gems” in the more traditional growth industries that I mentioned – health care and tech. A good example is Glaukos Corp. (GKOS), an ophthalmic medical technology and pharmaceutical company that focuses on novel therapies for the treatment of glaucoma, corneal disorders and retinal diseases.

The Glaukos “iDose” product for glaucoma is among the first long-lasting implants for glaucoma. Nearly 50 percent of patients with glaucoma are noncompliant with their existing eye drop medications, which accelerates their path to likely blindness. iDose is a micro-implant into the eye that automatically and slowly elutes critical medication over a multi-year period, addressing a major gap in care in a large market. We also believe Glaukos has a strong pipeline of related products that should drive additional growth beyond iDose.

Thank you for the insights and analysis. Smaller-capitalization benchmarks showed some positive movement late in the half, so we will hope that continues.

Semi-Annual Report (Unaudited) | June 30, 2023	11

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.38%)
COMMUNICATION SERVICES (2.98%)
Entertainment (1.79%)
Netflix, Inc.(a)	6,725	$2,962,295
Take-Two Interactive Software, Inc.(a)	20,000	2,943,200
		5,905,495
Interactive Media & Services (1.19%)
Alphabet, Inc., Class C(a)	32,453	3,925,839

Media (0.00%)(b)
TechTarget, Inc.(a)	688	21,418

CONSUMER DISCRETIONARY (14.02%)
Broadline Retail (2.57%)
Amazon.com, Inc.(a)	49,964	6,513,307
Ollie's Bargain Outlet Holdings, Inc.(a)	33,967	1,967,708
		8,481,015
Distributors (0.79%)
Pool Corp.	7,000	2,622,480

Hotels, Restaurants & Leisure (5.65%)
Choice Hotels International, Inc.	22,500	2,644,200
Darden Restaurants, Inc.	18,000	3,007,440
Planet Fitness, Inc., Class A(a)	58,946	3,975,318
Starbucks Corp.	34,021	3,370,120
Wingstop, Inc.	6,240	1,248,999
Xponential Fitness, Inc.(a)	17,465	301,271
Yum! Brands, Inc.	29,892	4,141,537
		18,688,885
Leisure Products (0.08%)
Latham Group, Inc.(a)	73,068	271,082

Specialty Retail (3.32%)
Asbury Automotive Group, Inc.(a)	13,000	3,125,460
Floor & Decor Holdings, Inc., Class A(a)	30,500	3,170,780
MYT Netherlands Parent BV(a)(c)(d)	40,114	160,456
National Vision Holdings, Inc.(a)	155	3,765
Ulta Beauty, Inc.(a)	7,000	3,294,165
Williams-Sonoma, Inc.	9,597	1,200,969
		10,955,595
Textiles, Apparel & Luxury Goods (1.61%)
Canada Goose Holdings, Inc.(a)(d)	3,115	55,447

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Deckers Outdoor Corp.(a)	10,000	$5,276,600
		5,332,047
CONSUMER STAPLES (2.45%)
Consumer Staples Distribution & Retail (1.54%)
BJ's Wholesale Club Holdings, Inc.(a)	32,500	2,047,825
Dollar General Corp.	17,893	3,037,873
		5,085,698
Household Products (0.91%)
Church & Dwight Co., Inc.	30,000	3,006,900

ENERGY (1.78%)
Energy Equipment & Services (1.78%)
ChampionX Corp.	41,928	1,301,445
Core Laboratories, Inc.	127,175	2,956,819
Dril-Quip, Inc.(a)	70,199	1,633,530
		5,891,794
FINANCIALS (12.72%)
Banks (0.11%)
Axos Financial, Inc.(a)	6,656	262,513
Seacoast Banking Corp. of Florida	4,632	102,367
		364,880
Capital Markets (5.89%)
FactSet Research Systems, Inc.	7,000	2,804,550
Hamilton Lane, Inc., Class A	35,091	2,806,578
MSCI, Inc.	7,977	3,743,526
Raymond James Financial, Inc.	22,500	2,334,825
S&P Global, Inc.	12,187	4,885,647
StepStone Group, Inc., Class A	117,019	2,903,241
		19,478,367
Consumer Finance (1.01%)
American Express Co.	17,090	2,977,078
Upstart Holdings, Inc.(a)(d)	10,379	371,672
		3,348,750
Financial Services (4.25%)
FleetCor Technologies, Inc.(a)	12,196	3,062,172
Flywire Corp.(a)	159,978	4,965,717
Visa, Inc., Class A	25,315	6,011,806
		14,039,695

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2023	13

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Insurance (1.46%)
Aon PLC, Class A	13,923	$4,806,220

HEALTH CARE (21.00%)
Biotechnology (2.36%)
ACADIA Pharmaceuticals, Inc.(a)	104,793	2,509,792
Natera, Inc.(a)	22,678	1,103,511
Regeneron Pharmaceuticals, Inc.(a)	3,737	2,685,184
Ultragenyx Pharmaceutical, Inc.(a)	32,558	1,501,901
		7,800,388
Health Care Equipment & Supplies (7.46%)
Cooper Cos., Inc.	7,500	2,875,725
Glaukos Corp.(a)	75,686	5,389,600
Hologic, Inc.(a)	32,500	2,631,525
Inmode, Ltd.(a)	19,951	745,170
Inogen, Inc.(a)	49,267	569,034
Inspire Medical Systems, Inc.(a)	8,622	2,799,046
Intuitive Surgical, Inc.(a)	7,047	2,409,651
Nevro Corp.(a)	50,217	1,276,516
ResMed, Inc.	12,500	2,731,250
STERIS PLC	14,000	3,149,720
Tandem Diabetes Care, Inc.(a)	3,726	91,436
		24,668,673
Health Care Providers & Services (4.43%)
Agiliti, Inc.(a)	133,167	2,197,256
NeoGenomics, Inc.(a)	45,034	723,696
Progyny, Inc.(a)	148,828	5,854,894
UnitedHealth Group, Inc.	8,774	4,217,135
US Physical Therapy, Inc.	13,542	1,643,863
		14,636,844
Health Care Technology (0.42%)
Definitive Healthcare Corp.(a)	125,645	1,382,095

Life Sciences Tools & Services (6.33%)
Bruker Corp.	35,000	2,587,200
Charles River Laboratories International, Inc.(a)	10,500	2,207,625
Danaher Corp.	16,687	4,004,880
IQVIA Holdings, Inc.(a)	13,863	3,115,987
Mettler-Toledo International, Inc.(a)	1,700	2,229,788
Thermo Fisher Scientific, Inc.	7,519	3,923,038
West Pharmaceutical Services, Inc.	7,500	2,868,525
		20,937,043

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
INDUSTRIALS (12.65%)
Aerospace & Defense (0.24%)
Kratos Defense & Security Solutions, Inc.(a)	54,730	$784,828

Commercial Services & Supplies (3.72%)
Casella Waste Systems, Inc., Class A(a)	60,689	5,489,320
Copart, Inc.(a)	35,000	3,192,350
Montrose Environmental Group, Inc.(a)	85,605	3,605,683
		12,287,353
Construction & Engineering (1.66%)
EMCOR Group, Inc.	15,500	2,864,090
WillScot Mobile Mini Holdings Corp.(a)	55,000	2,628,450
		5,492,540
Ground Transportation (1.33%)
RXO, Inc.(a)	58,530	1,326,875
Saia, Inc.(a)	9,000	3,081,690
		4,408,565
Machinery (1.36%)
Crane Co.	16,486	1,469,232
IDEX Corp.	14,000	3,013,640
		4,482,872
Professional Services (1.65%)
Booz Allen Hamilton Holding Corp.	25,000	2,790,000
NV5 Global, Inc.(a)	920	101,909
Paycom Software, Inc.	8,000	2,569,920
		5,461,829
Trading Companies & Distributors (2.69%)
SiteOne Landscape Supply, Inc.(a)	30,217	5,057,117
Transcat, Inc.(a)	38,662	3,298,255
Xometry, Inc., Class A(a)(d)	25,859	547,694
		8,903,066
INFORMATION TECHNOLOGY (22.12%)
Communications Equipment (0.64%)
Ciena Corp.(a)	50,000	2,124,500

Electronic Equipment, Instruments & Components (2.95%)
Keysight Technologies, Inc.(a)	15,000	2,511,750
Novanta, Inc.(a)	24,801	4,565,864
Teledyne Technologies, Inc.(a)	6,500	2,672,215
		9,749,829

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2023	15

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
IT Services (1.21%)
Akamai Technologies, Inc.(a)	32,000	$2,875,840
CI&T, Inc., Class A(a)(d)	74,288	465,786
Globant SA(a)	3,598	646,632
		3,988,258
Semiconductors & Semiconductor Equipment (4.10%)
Diodes, Inc.(a)	30,000	2,774,700
Entegris, Inc.	20,000	2,216,400
Impinj, Inc.(a)	11,250	1,008,563
Monolithic Power Systems, Inc.	5,500	2,971,265
NVIDIA Corp.	5,610	2,373,142
SiTime Corp.(a)	8,112	956,973
Skyworks Solutions, Inc.	11,354	1,256,774
		13,557,817
Software (13.22%)
Adobe, Inc.(a)	4,610	2,254,244
Autodesk, Inc.(a)	16,934	3,464,866
Intuit, Inc.	7,851	3,597,250
Microsoft Corp.	18,534	6,311,568
nCino, Inc.(a)	19,572	589,509
Qualys, Inc.(a)	19,000	2,454,230
Rapid7, Inc.(a)	13,314	602,858
Salesforce, Inc.(a)	15,845	3,347,415
ServiceNow, Inc.(a)	6,156	3,459,487
Sprout Social, Inc.(a)	871	40,205
SPS Commerce, Inc.(a)	48,007	9,220,225
Vertex, Inc., Class A(a)	183,950	3,587,025
Workday, Inc., Class A(a)	21,034	4,751,370
		43,680,252
MATERIALS (3.91%)
Chemicals (2.28%)
Ecolab, Inc.	23,049	4,303,018
Sherwin-Williams Co.	12,167	3,230,582
		7,533,600
Containers & Packaging (1.63%)
Avery Dennison Corp.	15,000	2,577,000
Ball Corp.	48,353	2,814,628
		5,391,628
REAL ESTATE (3.75%)
Real Estate Management & Development (1.76%)
FirstService Corp.	37,671	5,804,725

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Residential REITs (0.77%)
Sun Communities, Inc.	19,500	$2,543,970

Specialized REITs (1.22%)
Equinix, Inc.	5,145	4,033,371

TOTAL COMMON STOCKS
(COST OF $236,760,540)		321,880,206

SHORT TERM INVESTMENTS (2.75%)
MONEY MARKET FUND (2.43%)
State Street Institutional US Government Money Market Fund, 5.02%(e)
(COST OF $8,030,213)	8,030,213	8,030,213

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.32%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%
(COST OF $1,059,561)	1,059,561	1,059,561

TOTAL SHORT TERM INVESTMENTS
(COST OF $9,089,774)		9,089,774

TOTAL INVESTMENTS (100.13%)
(COST OF $245,850,314)		330,969,980

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.13%)		(419,424)

NET ASSETS (100.00%)		$330,550,556

NET ASSET VALUE PER SHARE
(58,237,048 SHARES OUTSTANDING)		$5.68

(a)	Non-income producing security.
(b)	Amount represents less than 0.005% of net assets.
(c)	American Depositary Receipt.
(d)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,033,012.
(e)	Rate reflects seven-day effective yield on June 30, 2023.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2023	17

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

ASSETS:
Investments at value (Cost $245,850,314)(a)	$330,969,980
Receivable for investment securities sold	3,924,175
Dividends and interest receivable	109,561
Tax reclaim receivable	17,101
Prepaid and other assets	19,025
TOTAL ASSETS	335,039,842

LIABILITIES:
Payable for investments purchased	3,044,615
Investment advisory fee payable	209,857
Payable for administration, pricing and bookkeeping fees	59,888
Payable for collateral upon return of securities loaned	1,059,561
Accrued expenses	115,365
TOTAL LIABILITIES	4,489,286
NET ASSETS	$330,550,556

NET ASSETS REPRESENTED BY:
Paid-in capital	$295,824,108
Total distributable earnings	34,726,448
NET ASSETS	$330,550,556

Shares of common stock outstanding (authorized 200,000,000 shares at $0.10 Par)	58,237,048
NET ASSET VALUE PER SHARE	$5.68

(a)	Includes securities on loan of $1,033,012.

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $2,924)	$991,807
Securities lending income	16,866
TOTAL INVESTMENT INCOME	1,008,673

EXPENSES:
Investment advisory fee	1,233,254
Administration, pricing and bookkeeping fees	311,278
Audit fee	9,468
Custodian fee	18,273
Directors' fees and expenses	63,126
Insurance expense	5,308
Legal fees	16,183
NYSE fee	30,858
Proxy fees	17,069
Shareholder communication expenses	13,909
Transfer agent fees	39,321
Miscellaneous expenses	5,088
TOTAL EXPENSES	1,763,135
NET INVESTMENT LOSS	(754,462)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments	(10,755,148)
Net change in unrealized appreciation on investments	50,414,700
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	39,659,552
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,905,090

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2023	19

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
FROM OPERATIONS:
Net investment loss	$(754,462)	$(2,001,172)
Net realized loss on investments	(10,755,148)	(19,749,593)
Net change in unrealized appreciation/(depreciation) on investments	50,414,700	(118,492,798)
Net Increase/(Decrease) in Net Assets From Operations	38,905,090	(140,243,563)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(12,640,986)	(27,962,642)
Total Distributions	(12,640,986)	(27,962,642)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	5,334,717	11,196,747
Net increase resulting from Capital Share Transactions	5,334,717	11,196,747
Total Increase/(Decrease) in Net Assets	31,598,821	(157,009,458)

NET ASSETS:
Beginning of period	298,951,735	455,961,193
End of period	$330,550,556	$298,951,735

See Notes to Financial Statements.

20	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2023		For the Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018

$5.23		$8.25	$7.98	$6.19	$4.94	$5.67

(0.01)		(0.04)	(0.06)	(0.05)	(0.03)	(0.03)
0.68		(2.48)	1.46	2.51	1.74	(0.01)
0.67		(2.52)	1.40	2.46	1.71	(0.04)

(0.22)		–	–	–	–	–
–		(0.50)	(1.02)	(0.63)	(0.46)	(0.46)
(0.22)		(0.50)	(1.02)	(0.63)	(0.46)	(0.46)
–		–	(0.11)	(0.04)	–	(0.23)
$5.68		$5.23	$8.25	$7.98	$6.19	$4.94
$5.41		$4.93	$9.00	$8.20	$6.50	$4.39

13.3	%(d)	(31.0%)	18.1%	42.4%	35.8%	(1.0%)
14.4	%(d)	(40.4%)	25.4%	39.4%	60.5%	(9.9%)

$331		$299	$456	$338	$235	$183
1.14	%(e)	1.14%	1.12%	1.20%	1.22%	1.25%
(0.49	%)(e)	(0.60%)	(0.66%)	(0.69%)	(0.57%)	(0.47%)
19	%(d)	31%	42%	55%	34%	49%

Semi-Annual Report (Unaudited) | June 30, 2023	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 200,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board has designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor's Valuation Committee, using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2023, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2023	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2023:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$1,033,012	$1,059,561	$–	$1,059,561

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2023:

		Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$1,059,561	$–	$–	$–	$1,059,561
Total Borrowings					$1,059,561
Gross amount of recognized liabilities for securities lending (collateral received)					$1,059,561

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2023:

Investments in Securities at	Valuation Inputs
Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$321,880,206	$–	$–	$321,880,206
Short Term Investments	9,089,774	–	–	9,089,774
Total	$330,969,980	$–	$–	$330,969,980

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the six months ended June 30, 2023.

Semi-Annual Report (Unaudited) | June 30, 2023	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2023.

Semi-Annual Report (Unaudited) | June 30, 2023	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

The tax character of distributions paid during the year ended December 31, 2022 were as follows:

Distributions Paid From:	December 31, 2022
Ordinary Income	$–
Long-term capital gains	23,490,602
Total	$23,490,602

The Fund declared a distribution of $5,671,988 with an ex-date in 2022 that was paid in 2023. $4,472,040 of this amount is not included above, and the tax character of such distributions will be determined at the end of 2023.

As of June 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$248,339,018	$97,921,827	$(15,290,865)	$82,630,962

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of June 30, 2023.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Investment Advisory Fees for the six months ended June 30, 2023 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2023 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six month period ended June 30, 2023, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $58,051,049 and $68,810,590 respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2023 and the year ended December 31, 2022, distributions in the amounts of $5,334,717 and $11,196,747, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,026,763 and of 1,934,241 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Semi-Annual Report (Unaudited) | June 30, 2023	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements are issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Semi-Annual Report (Unaudited) | June 30, 2023	33

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

34	www.all-starfunds.com

ALL-STAR GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Schedule.

(a) Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2023, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley
President (Principal Executive Officer)

Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley
President (Principal Executive Officer)

Date:	September 6, 2023

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer (Principal Financial Officer)

Date:	September 6, 2023